November 6, 2024 New Fortress Energy Inc. 111 West 19th Street, 8th Floor New York, NY 10011 NFE Financing LLC c/o New Fortress Energy Inc. 111 West 19th Street, 8th Floor New York, NY 10011 Re: Form of Exchange and/or Subscription for NFE Financing LLC’s Senior Secured Notes due 2029 Ladies and Gentlemen: On September 30, 2024, New Fortress Energy Inc. (“NFE”), a Delaware corporation, entered into a Transaction Support Agreement (the “Transaction Support Agreement”) with certain of the holders of its 2026 Notes and 2029 Notes (each as defined below) to set forth terms and conditions to govern a recapitalization of certain of its outstanding indebtedness and to obtain consents to amend certain terms of the indentures governing the 2026 Notes and the 2029 Notes (each as defined below). Consistent with the terms of the Transaction Support Agreement, NFE Financing LLC, a Delaware limited liability company and indirect subsidiary of NFE (the “Issuer”), proposes to issue a new series of 12.000% Senior Secured Notes due 2029 (the “New Notes”), which shall be guaranteed (the “Guarantee”) by the Issuer’s wholly-owned subsidiary, Bradford County Real Estate Partners LLC (the “Guarantor”). Each of the undersigned investors listed on Exhibit A hereto, whether for itself or by its investment manager on its behalf, as applicable (each, an “Investor” and, collectively, the “Investors,” and, each such Investor, in the case of the Exchange (as defined below), an “Exchanging Holder,” and in the case of the Subscription (as defined below), a “Subscriber”, as applicable,) may: (1) exchange 6.500% Senior Secured Notes due 2026 (144A CUSIP: 644393 AB6 and ISIN: US644393AB64 / Reg S CUSIP: U6422P AC2 and ISIN: USU6422PAC24) of NFE (the “2026 Notes”) for an aggregate principal amount of New Notes determined as set forth herein (the “2026 Notes Exchange”); (2) exchange 8.750% Senior Secured Notes due 2029 (144A CUSIP: 644393 AC4 and ISIN: US644393AC48 / Reg S CUSIP: U6422P AD0 and ISIN: USU6422PAD07) (the “2029 Notes”, and together with the 2026 Notes, the “Old Notes”) of NFE for an aggregate principal amount of New Notes determined as set forth herein (together with the 2026 Notes Exchange, the “Exchange”); and/or (3) subscribe for and purchase from the Issuer New Notes for cash (the “Subscription”, and the Exchange and/or the Subscription, together with the Commitment Fee Payment (as defined below), as applicable, the “Refinancing Transactions”), in each case, pursuant and subject to the terms and conditions set forth in this agreement (the “Exchange/Subscription Agreement” or this “Agreement”). The Refinancing Transactions shall be conducted without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction, and the resulting New Securities (as defined below) shall only be offered in reliance upon an exemption from registration under, in the case of the New Notes, Section 4(a)(2) of the Securities Act, and in the case of the Commitment Fee Shares, Regulation D under the Securities Act, to investors who are either institutional “Accredited Investors” as defined in Rule 501(a)(1), (2), (3), or (7) of Regulation D 2 under the Securities Act, “qualified institutional buyers” as defined in Rule 144A(a) under the Securities Act, or who are not “U.S. persons” within the meaning of Regulation S under the Securities Act ("Regulation S") and whose participation in the Refinancing Transactions constitutes an “offshore transaction” within the meaning of, and in reliance on, Regulation S. The New Notes shall be issued pursuant to an indenture among the Issuer, the Guarantor and Wilmington Savings Fund Society, FSB, as trustee and collateral agent (in its capacity as trustee, the “New Notes Trustee”), in the form attached hereto as Annex A (the “Indenture”). NFE, the Issuer and the Guarantor hereby confirm their agreement with each Investor as follows: 1. The Exchange. Subject to the terms and conditions of this Exchange/Subscription Agreement, on the Closing Date, the Exchanging Holders shall deliver, assign and transfer to NFE all right, title and interest in the aggregate principal amount of Old Notes set forth in columns “Exchanged 2026 Notes ($)” and “Exchanged 2029 Notes ($)”of Exhibit A hereto (such principal amount of Old Notes, the “Exchanged Old Notes”) in exchange for the issuance by the Issuer to such Exchanging Holders of New Notes having an aggregate principal amount as set forth in column “Exchange Notes ($)” of Exhibit A hereto (such aggregate principal amount of New Notes, the “Exchanged New Notes”); provided that the aggregate principal amount of Old Notes set forth in columns “Exchanged 2026 Notes ($)” and “Exchanged 2029 Notes ($)” of Exhibit A hereto shall be subject to adjustments between the date hereof and the Closing Date to include aggregate principal amount of Old Notes beneficially owned by the Exchanging Holders which are on loan as of the date hereof, so long as such Old Notes are returned to such Exchanging Holders as of the date of the Closing Date. For the avoidance of doubt, the Exchanged New Notes will be issued in denominations of $1 principal amount and integral $1 multiples thereof, and shall include amounts in respect of amounts rounded down to the nearest whole dollar, if any, plus all accrued and unpaid interest on such Exchanged Old Notes up to and including the Closing Date (as defined below) and if applicable, any Commitment Fee Notes (as defined below). Such amounts in respect of accrued and unpaid interest on the Exchanged Old Notes shall be added to the principal amount of Exchanged New Notes issued to the Exchanging Holder on the Closing Date. Subject to the terms and conditions of this Exchange/Subscription Agreement, and the consummation of the Exchange of the Exchanged Old Notes, each Exchanging Holder hereby (a) waives any and all other rights with respect to such Exchanged Old Notes and (b) releases and discharges NFE, the Issuer and the Guarantor from any and all claims each Exchanging Holder may now have, or may have in the future, arising out of, or related to, such Exchanged Old Notes. Additionally, by delivering its Exchanged Old Notes to U.S. Bank Trust Company, National Association, in its capacity as trustee of the 2026 Notes and the 2029 Notes (in such capacity, the “Old Notes Trustee”) pursuant to the Exchange, each Exchanging Holder acknowledges and agrees that, upon and subject to the consummation of the Exchange of such Exchanged Old Notes, its consent (in the form set forth on Annex E hereto), as delivered to the Old Notes Trustee in accordance with the procedures of the Depository Trust Company (“DTC”), shall be deemed effective with respect to the aggregate principal amount of each series of Exchanged Old Notes so exchanged. 2. The Subscription. Subject to the terms and conditions of this Exchange/Subscription Agreement including the satisfaction or waiver of the conditions precedent specified in Section 5, on the Closing Date, the Issuer shall issue and sell to the Subscriber, and the Subscriber shall purchase from the Issuer, and the Guarantor shall guarantee, New Notes (the “Purchased New Notes”) in an aggregate principal amount as set forth in column “New Money Notes ($)” of Exhibit A hereto, for an aggregate purchase price in cash in respect of such Purchased New Notes as set forth in column “New Money” of Exhibit A (such aggregate cash purchase price, the “Cash Purchase Price”). 3 3. Commitment Fee. Pursuant to the terms of the Transaction Support Agreement, on the Closing Date NFE shall to pay to each Investor a commitment fee (the “Commitment Fee”) equal to, at the Investor’s election, either (i) 5.00% of the aggregate principal amount of such Investor’s New Notes, payable in NFE Class A common stock, par value $0.01 per share (the “Common Stock”), at a price of $8.63 per share (any such shares, the “Commitment Fee Shares”), or (ii) 2.00% of the aggregate principal amount of such Investor’s New Notes, payable in kind in the form of additional New Notes (any such New Notes, the “Commitment Fee Notes,” and collectively with any Exchanged New Notes, Purchased New Notes and Commitment Fee Shares, the “New Securities”) or (iii) a combination of the foregoing. NFE shall deliver to each Investor the Commitment Fee Shares and the Issuer shall deliver to each Investor the Commitment Fee Notes, as applicable, in the amounts set forth in columns “Commitment Fee Shares” and “Commitment Fee PIK New Notes ($)” of Exhibit A hereto in full satisfaction of NFE’s Commitment Fee obligations (the “Commitment Fee Payment”). All Commitment Fee Shares shall be subject to a registration rights agreement in substantially the form set forth on Annex B hereto. 4. The Closing. The closing of the Refinancing Transactions (the “Closing”) shall take place electronically at 10:00 AM, New York City time, on or about November 12, 2024, or at such other date, time and place as the parties to this Agreement may designate by mutual agreement (the “Closing Date”). 5. Closing Mechanics. a. DTC will act as securities depositary for the New Notes. b. At or prior to the times which shall be set forth in the Exchange/Subscription Procedures, a form of which is set forth in Exhibit B hereto (the “Exchange/Subscription Procedures”), each Investor shall: (i) if participating in the Exchange, deliver and/or cause to be delivered its Exchanged Old Notes, by book entry transfer through the facilities of DTC, to the Old Notes Trustee, for the account/benefit of NFE for cancellation as instructed in the Exchange/Subscription Procedures; and (ii) if participating in the Subscription, transfer the Cash Purchase Price by wire in immediately available funds to the Escrow Account designated in the Exchange/Subscription Procedures, provided that any Investor that is not permitted to fund into a third party escrow account and which has indicated that it is so restricted to NFE or its advisors no later than five (5) business days prior to the Closing Date shall deliver its Cash Purchase Price by wire transfer promptly after the Indenture has been executed and delivered. c. On the Closing Date, subject to satisfaction or waiver of the conditions precedent specified in Section 9, and (1) the prior receipt by the Old Notes Trustee of the Exchanged Old Notes from all Exchanging Holders, and (2) the prior receipt by the Issuer of the Cash Purchase Price from all Subscribers, if such Subscriber is participating in the Subscription pursuant to clause (b)(ii) above: (i) the Issuer, NFE and the Guarantor shall execute and deliver, and NFE shall cause any applicable Subsidiary (as defined below) to execute and deliver, the New Securities, the Indenture, the Security Documents (as defined in the Indenture), the Refinancing Intercompany Credit Agreements (as defined in the Indenture) and the Loan Documents (each as defined in the applicable Refinancing Intercompany Credit Agreement) (collectively, the “Intercompany Loan Documents” and collectively with the New Securities, the Indenture, the Security Documents and with this Agreement, the “Transaction Documents”) to which it is a party, each dated as 4 of the Closing Date, to the New Notes Trustee and/or the applicable collateral agent for execution; (ii) with respect to each such Investor satisfying the conditions described in Section 5(c), the Issuer shall execute and cause the New Notes Trustee to authenticate and cause to be delivered to the DTC account(s) specified by the Investor in Exhibit A hereto, the Purchased New Notes, the Exchanged New Notes and (with respect to each such Investor who has elected to receive Commitment Fee Notes) the Commitment Fee Notes specified on Exhibit A hereto, as applicable; and (iii) with respect to each such Investor satisfying the conditions described in Section 5(c) who has elected to receive Commitment Fee Shares, NFE shall deliver a copy of the irrevocable instructions to Equiniti Trust Company LLC (the “Transfer Agent”) instructing the Transfer Agent to issue to such Investor or its designee(s), in book- entry form, the Commitment Fee Shares specified on Exhibit A. Subject to the terms and conditions hereof, all questions as to the form of all documents and the validity and acceptance of Old Notes in the Exchange and the issuance of New Notes will be determined by NFE, the Issuer and the Guarantor, as applicable, in their reasonable discretion, which determination shall be final and binding. 6. Representations and Warranties of the Issuer and the Guarantor. Each of the Issuer and the Guarantor, jointly and severally, represents and warrants to each Investor that: a. Confidential Information Memorandum; Financial Statements. The Confidential Information Memorandum, as set forth on Annex C hereto, as of its date, did not, and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The historical financial statements (including the related notes and supporting schedules), included in the Confidential Information Memorandum as Exhibit A thereto, present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") applied on a consistent basis throughout the periods involved except for any annual year-end adjustment, the adoption of new accounting principles, and except as otherwise noted therein. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. The pro forma financial information included in the section entitled “Unaudited Pro Forma Financial Statements of NFE Brazil” included in the Confidential Information Memorandum has been prepared in accordance with the rules and guidance of the Securities and Exchange Commission (the “Commission”) with respect to pro forma financial information in all material respects, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Confidential Information Memorandum. b. Independent Accountants. Ernst & Young LLP, which has audited certain financial statements referred to in Section 6(a), are independent auditors with respect to the entities described therein within the applicable rules adopted by the International Auditing Standards. c. Organization and Good Standing of the Issuer and the Guarantor. Each of the Issuer and the Guarantor has been duly organized, is validly existing and in good standing as a limited liability company under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign limited liability company in each jurisdiction in which its ownership or lease of property or the conduct of its

5 businesses requires such qualification, except where the failure to be so qualified or in good standing would not, in the aggregate, reasonably be expected to have a material adverse effect on the results of the Issuer’s and the Guarantor’s operations, members' or stockholders' equity, properties or its business, taken as a whole, or on the performance by the Issuer or the Guarantor of its obligations under this Agreement and the Transaction Documents (an “Issuer Material Adverse Effect”). Each of the Issuer and the Guarantor has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. d. Due Authorization. Each of the Issuer and the Guarantor has all requisite limited liability company power and authority to execute, deliver and perform its obligations under the Transaction Documents to which it is a party; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby has, as of the Closing Date, been duly and validly taken. e. The Indenture. The Indenture has been duly authorized by each of the Issuer and the Guarantor, and on the Closing Date, will be duly executed and delivered by the Issuer and the Guarantor, and when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Issuer and the Guarantor, enforceable against the Issuer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other laws relating to or affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether such enforceability is considered in a proceeding in equity or at law) (collectively, the "Enforceability Exceptions"). f. The New Notes. The New Notes have been duly authorized by the Issuer and, when duly executed, authenticated, issued and delivered as provided in the Indenture against payment of the Cash Purchase Price or upon exchange of Old Notes as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Issuer enforceable against the Issuer in accordance with their terms, subject only to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture. g. The Guarantee. The Guarantee of the Guarantor has been duly authorized by the Guarantor and, when the New Notes have been duly executed, authenticated, issued and delivered as provided in the Indenture against payment of the Cash Purchase Price or upon exchange of Old Notes as provided herein, will constitute valid and legally binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject only to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture. h. Exchange/Subscription Agreement. This Agreement has been duly executed and delivered by each of the Issuer and the Guarantor. i. Security Documents and Intercompany Loans. On the Closing Date (or such later date as is otherwise set forth in any Transaction Document), each of the Security Documents and the Intercompany Loan Documents to which each of the Issuer or the Guarantor is a party will have been duly authorized by the Issuer or the Guarantor, as applicable, and when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute the valid and legally binding obligation of the Issuer or the Guarantor, as applicable, enforceable against the Issuer or the Guarantor in accordance with its terms, subject only to the Enforceability Exceptions. 6 j. Collateral. On and as of the Closing Date (or such later date as is otherwise set forth in any Transaction Document), the Security Documents to which the Issuer or the Guarantor is a party will be effective to create in favor of the applicable collateral agent, for the benefit of such collateral agent, the New Notes Trustee and the holders of the New Notes, as applicable, a legal, valid and enforceable security interest in the collateral described therein ( the “Issuer Collateral”) and proceeds thereof. k. Rule 144A Eligibility. On the Closing Date, the New Notes will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and the Confidential Information Memorandum, as of its date, contains or will contain all the information that, if requested by a prospective purchaser of the New Notes, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act. l. No Integration. Neither the Issuer nor any person acting on its behalf, has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the issuance and sale or exchange of New Securities in a manner that would require registration of the New Notes under the Securities Act. m. No General Solicitation or Directed Selling Efforts. None of the Issuer or any of its controlled affiliates or any other person acting on their behalf has (i) solicited offers for, or offered or sold, the New Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act, and all such persons have complied with the offering restrictions requirement of Regulation S. n. Securities Laws Exemptions. Assuming the accuracy of the representations and warranties of each Investor and each other investor executing an Exchange/Subscription Agreement, (1) each of the issuance and exchange by the Issuer of the Exchanged New Notes in connection with the Exchange, the issuance and sale by the Issuer of the Purchased New Notes in connection with the Subscription and the issuance and delivery of the Commitment Fee Notes and the Commitment Fee Shares by the Issuer pursuant to this Exchange/Subscription Agreement is exempt from the registration requirements of the Securities Act; and (2) the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended. o. No Stabilization. Neither the Issuer nor the Guarantor has, directly or indirectly, taken any action designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Issuer in connection with the Refinancing Transactions. p. Margin Rules. Neither the issuance, sale, exchange and delivery, as applicable, of the New Notes nor the application of the proceeds thereof by the Issuer as described in the Confidential Information Memorandum will violate Regulation U or X of the Board of Governors of the Federal Reserve System. q. Statistical and Market Data. The statistical and market-related data included in each of the Confidential Information Memorandum and the consolidated financial statements included in the Confidential Information Memorandum are based on or derived from sources that the Issuer believes to be reliable in all material respects and, to the extent required, the Issuer has obtained the written consent to the use of such data from such sources. 7 r. Solvency. As of the Closing Date, and after giving effect to the Refinancing Transactions, the Issuer and the Guarantor, together with NFE and its subsidiaries, on a consolidated basis, are Solvent. As used in this Section 6(r) and below in Section 7(nn), “Solvent” means, with respect to any person on any date of determination, that on such date (a) the fair value of the assets of such person and its subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of such person and its subsidiaries on a consolidated basis, respectively; (b) the present fair saleable value of the property of such person and its subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of such person and its subsidiaries on a consolidated basis, respectively, on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) such person and its subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) such person and its subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are conducted on such date. 7. Representations and Warranties of NFE. NFE represents and warrants to each Investor that: a. Confidential Information Memorandum. The Confidential Information Memorandum, as set forth on Annex C hereto, as of its date, did not, and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All reports, schedules, forms, statements and other documents filed by NFE with the Commission pursuant to the reporting requirements of the Exchange Act (as defined herein), including all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, which are incorporated by reference in the Confidential Information Memorandum (the “Commission Documents”), when filed with the Commission, conformed or will conform, as the case may be, in all material respects to the applicable requirements of the Exchange Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. b. Financial Statements. The historical financial statements (including the related notes and supporting schedules) of NFE and its consolidated subsidiaries included or incorporated by reference in the Confidential Information Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved except for any annual year-end adjustment, the adoption of new accounting principles, and except as otherwise noted therein. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. Since the date of the balance sheet set forth in the financial statements in the Confidential Information Memorandum, there has not occurred any event, change, fact, condition, circumstance or occurrence that, individually or in the aggregate, has had, or could reasonably be expected to have, an NFE Material Adverse Effect (as defined below). c. Organization and Good Standing of NFE. NFE has been duly organized, is validly existing and in good standing as a corporation under the laws of the State of Delaware 8 and is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not, in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, members' or stockholders' equity, properties or business of NFE and its subsidiaries taken as a whole or on the performance by NFE of its obligations under this Agreement (an "NFE Material Adverse Effect"). NFE and its subsidiaries have all power and authority necessary to own or hold their properties and to conduct the businesses in which they are engaged. d. Organization and Good Standing of the Subsidiaries. Each subsidiary has been duly incorporated or organized, is validly existing and in good standing (if applicable) as a limited liability company, limited partnership, corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign limited liability company, limited partnership, corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not, in the aggregate, reasonably be expected to have an NFE Material Adverse Effect. Each subsidiary has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. e. Capitalization. NFE has an authorized capitalization as set forth in the Commission Documents and all of its authorized, issued and outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and non-assessable. NFE has sufficient duly authorized shares for the issuance in full of the Commitment Fee Shares described herein, and such Commitment Fee Shares, when issued, shall be fully paid and non-assessable. All of the issued and outstanding shares of capital stock or other equity interests of each subsidiary of NFE have been duly authorized and validly issued, are fully paid and non-assessable and, except as described in the Commission Documents, are owned directly or indirectly by NFE, free and clear of all liens, encumbrances, equities or claims (collectively, “Liens”), except for Liens as would not, in the aggregate, reasonably be expected to have an NFE Material Adverse Effect. f. Due Authorization. Each of NFE and its Subsidiaries has all requisite limited liability company, limited partnership, corporate or other power, as applicable, and authority to execute, deliver and perform its obligations under the Transaction Documents to which it is a party; and all action required to be taken for the due and proper authorization, execution and delivery of such Transaction Documents and the consummation of the transactions contemplated thereby has, as of the Closing Date, been duly and validly taken. g. Exchange/Subscription Agreement. This Agreement has been duly executed and delivered by NFE. h. Security Documents and Intercompany Loans. On the Closing Date (or such later date as is otherwise set forth in any Transaction Document), each of the Security Documents and the Intercompany Loan Documents will have been duly authorized by NFE and the applicable Subsidiaries and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute valid and legally binding obligations of NFE and its Subsidiaries, as applicable, enforceable against NFE and its Subsidiaries in accordance with its terms, subject to the Enforceability Exceptions. i. Collateral. On and as of the Closing Date (or such later date as is otherwise set forth in any Transaction Document), the Intercompany Loan Documents will be effective to create in favor of the applicable collateral agent, for the benefit of such collateral agent and the lender party thereto, a legal, valid and enforceable security interest in the

9 collateral subject thereto (the “NFE Collateral,” and together with the Issuer Collateral, the “Collateral”). j. No Violation or Default. Neither NFE nor any of its subsidiaries is in (i) violation of its charter, certificate of formation, bylaws, limited partnership agreement or limited liability company agreement (or similar organizational documents), (ii) default, and no event has occurred that, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) violation of any statute, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets, or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have an NFE Material Adverse Effect. k. No Conflicts. The execution, delivery and performance by NFE and each of its Subsidiaries of the Transaction Documents to which it is a party (including, but not limited to, the filing of any applicable Uniform Commercial Code financing statements pursuant to the Indenture, the Security Documents and the Intercompany Loan Documents, and the grant and perfection of security interests in the applicable Collateral pursuant to the Indenture, the Security Documents and the Intercompany Loan Documents, the issuance and sale or exchange, as applicable, of the New Securities and compliance by NFE and each of its Subsidiaries with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of NFE or any of its subsidiaries or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which NFE or any of its subsidiaries is a party or by which NFE or any of its subsidiaries is bound or to which any of the property or assets of NFE or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or bylaws (or similar organizational documents) of NFE or any of its subsidiaries or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over NFE or any of its subsidiaries or any of their properties or assets, except, with respect to clauses (i) and (iii), conflicts or violations that would not reasonably be expected to have an NFE Material Adverse Effect. l. No Consents. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental agency or body having jurisdiction over NFE or any of its subsidiaries or any of their properties or assets is required for the execution, delivery and performance by NFE and each of its Subsidiaries of the Transaction Documents to which it is a party, the issuance and sale or exchange, as applicable, of the New Securities, and compliance by NFE, the Issuer and the Guarantor with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except (i) such as have been already obtained or as may be required under the rules of any securities exchange, state securities or Blue Sky laws or the rules of the Financial Industry Regulatory Authority, (ii) such consents, approvals, authorizations or orders, the failure of which to obtain would not, in the aggregate, reasonably be expected to have an NFE Material Adverse Effect and Issuer Material Adverse Effect, as applicable, and (iii) customary filings necessary to perfect the applicable collateral agent’s security interest in the Issuer Collateral or the NFE Collateral. 10 m. Legal Proceedings. Except as described in Confidential Information Memorandum, there are no legal or governmental proceedings pending to which NFE, the Issuer or the Guarantor is a party or of which any property or assets of NFE or any of its subsidiaries is subject, that would, individually or in the aggregate, reasonably be expected to have a material and adverse effect on the performance by NFE or its Subsidiaries of their obligations under any of the Transaction Documents or the consummation of any of the transactions contemplated hereby or in the Transaction Documents. To the knowledge of NFE and its Subsidiaries, no such proceedings are threatened by governmental authorities or others. n. Independent Accountants. Ernst & Young LLP, which has audited certain financial statements of NFE and its subsidiaries, the reports of which appear in the Confidential Information Memorandum, are independent auditors with respect to NFE and its consolidated subsidiaries within the applicable rules adopted by International Auditing Standards. o. Real and Personal Property. NFE and its subsidiaries have (i) good and marketable title in fee simple to all real property and (ii) good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances, equities and claims, except such liens, encumbrances, equities and claims as are described in the Confidential Information Memorandum or which would not reasonably be expected to have an NFE Material Adverse Effect, and do not interfere with the use made and proposed to be made of any property by NFE or its subsidiaries; and any real property and buildings held under lease by NFE or any of its subsidiaries are held by them, under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by NFE or such subsidiary, in each case except as described in the Confidential Information Memorandum. p. Intellectual Property. NFE and its subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither NFE nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have an NFE Material Adverse Effect. q. IT and Data Privacy. Except as would not have an NFE Material Adverse Effect, NFE and its subsidiaries are in compliance with all applicable laws, rules, and regulations, relating to the access, collection, use, processing, storage, sharing, or disposal of any personal information or otherwise relating to privacy, security, or security breach notification requirements. Except as would not have an NFE Material Adverse Effect, NFE’s and its subsidiaries' information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, "IT Systems") are adequate for, and operate and perform as required in connection with the operation of the business of NFE and its subsidiaries as currently conducted. To the best of NFE’s knowledge, the IT Systems are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. NFE and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data) used in connection with their businesses. To the best of NFE’s and its Subsidiaries' knowledge, there have been (i) no breaches, unauthorized access or use of 11 any of NFE’s or its subsidiaries' IT Systems, except for those that have been remedied without material cost or liability or the duty to notify any other person and (ii) no incidents under internal review relating to the same, except where such breach, unauthorized access or use under review would not be reasonably expected to have, individually or in the aggregate, an NFE Material Adverse Effect. r. Investment Company Act. None of NFE or any of its Subsidiaries is, or after giving effect to the issuance and sale or exchange of the New Securities and the application of the proceeds thereof as described under "Use of Proceeds" in the Confidential Information Memorandum, will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder. s. Taxes. NFE and each of its subsidiaries have filed (or have had filed on their respective behalf) all federal, state, local and foreign tax returns required to be filed by them through the date of this Agreement or have requested extensions therefor (except in each case where the failure to file would not, individually or in the aggregate, have an NFE Material Adverse Effect) and have paid (or have had paid on their respective behalf) all taxes required to be paid by them (except for cases in which the failure to file or pay would not have an NFE Material Adverse Effect, or, except as currently being contested in good faith and for which reserves required by GAAP have been created in the financial statements described in the Confidential Information Memorandum), and no tax deficiency has been determined adversely to NFE or any of its subsidiaries which has had (nor does NFE or any of its subsidiaries have any notice or knowledge of any tax deficiency which would reasonably be expected to be determined adversely to NFE or its subsidiaries and which would reasonably be expected to have) an NFE Material Adverse Effect. t. Permits. NFE and each of its subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities ("Permits") as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Confidential Information Memorandum, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have an NFE Material Adverse Effect. NFE and each of its subsidiaries have fulfilled and performed all of their obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation, or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that would not reasonably be expected to have an NFE Material Adverse Effect or except as described in the Confidential Information Memorandum. Neither NFE nor any of its subsidiaries has received notice of any revocation or modification of any such Permits or has reason to believe that any such Permits will not be renewed in the ordinary course, except for any of the foregoing that would not reasonably be expected to have an NFE Material Adverse Effect. u. No Labor Disputes. No labor dispute with the employees of NFE or any of its subsidiaries exists, or, to the knowledge of NFE or any of its Subsidiaries, is imminent, except in either case, that would have an NFE Material Adverse Effect; and neither NFE nor its Subsidiaries are aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would have an NFE Material Adverse Effect. v. Compliance with Environmental Laws. Except as described in the Confidential Information Memorandum: 12 i. NFE and its subsidiaries (A) are in compliance with any and all applicable, legally binding foreign, federal, state and local laws, rules, regulations, requirements, decisions, judgments, decrees, orders and the common law relating to the protection of the environment, natural resources, wildlife or human health or safety, including, without limitation, those relating to the Release (as defined below) or threat of Release of Hazardous Materials (as defined below) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) have applied for or received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, (C) have not received written notice of any actual or potential liability of NFE or its subsidiaries under or relating to, or actual or potential violation by NFE or any of its subsidiaries of, any Environmental Laws, including for the investigation or remediation of any Release or threat of Release of Hazardous Materials, and to the knowledge of NFE and its Subsidiaries, there is no environmental incident or condition that would reasonably be expected to result in any such notice, (D) are not subject to any written or, to the knowledge of NFE or its Subsidiaries, threatened adverse claim by any governmental agency or government body or other person relating to Environmental Laws or Hazardous Materials and (E) to the knowledge of NFE and its Subsidiaries, do not have any liability in connection with the Release into the environment of any Hazardous Material, except where such failure to comply with Environmental Laws in clause (A) above, such failure to receive required permits or such failure to comply with the terms and conditions of such permits in clause (B) above, such notices in clause (C) above, such claims in clause (D) above, or such liability in clause (E) above would not have an NFE Material Adverse Effect. "Hazardous Materials" means any material, chemical, substance, waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, brine, and drilling mud, regulated or which can give rise to liability under any Environmental Law. "Release" means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment, or in, into, from or through any building or structure; ii. there are no proceedings that are pending, or that are known to be contemplated, against NFE or any of its Subsidiaries under any Environmental Laws and neither NFE nor any of its Subsidiaries are aware of any facts or issues which form the basis of any violation of Environmental Laws, or liabilities or other obligations under Environmental Laws, including the Release or threat of Release of Hazardous Materials, that would, individually or in the aggregate, have an NFE Material Adverse Effect; and iii. to the knowledge of NFE and its Subsidiaries, there are no costs or liabilities of NFE and its subsidiaries associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties under Environmental Laws) which would, individually or in the aggregate, have an NFE Material Adverse Effect. w. Accounting Controls. NFE and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are

13 recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language incorporated by reference in the Confidential Information Memorandum is prepared in accordance with the Commission's rules and guidelines applicable thereto. Except as described in the Confidential Information Memorandum, since the end of the most recent audited fiscal year described in the financial statements incorporated in the Confidential Information Memorandum, there has been (A) no significant deficiency or material weakness in the internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) (whether or not remediated) of the entities described therein and (B) no change in the internal control over financial reporting of the entities described therein that has materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the entities described therein. x. Disclosure Controls and Procedures. NFE and its Subsidiaries have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) that are designed to provide reasonable assurance that material information relating to NFE, including its subsidiaries, that is required to be disclosed by NFE in the reports that it furnishes or files under the Exchange Act is reported within the time periods specified in the rules and forms of the Securities and Exchange Commission and that such material information is communicated to the Company’s management to allow timely decisions regarding required disclosure. y. eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Confidential Information Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission's rules and guidelines applicable thereto. z. Insurance. NFE and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; none of NFE nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and none of NFE nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have an NFE Material Adverse Effect, except as described in the Confidential Information Memorandum. aa. No Unlawful Payments. None of NFE or any of its subsidiaries nor, to the knowledge of NFE and its Subsidiaries after reasonable inquiry, any director, officer, or employee, agent, or representative of NFE or of any of its Subsidiaries, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) in order to influence official action, or to any person in violation of any applicable anti-corruption laws; (ii) NFE and its subsidiaries have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; 14 and (iii) none of NFE or any of its subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws. bb. Compliance with Money Laundering Laws. The operations of NFE and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)) ("USA PATRIOT Act"), and the applicable anti-money laundering statutes of jurisdictions where NFE and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Anti-Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving NFE or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of NFE or any of its Subsidiaries, threatened. cc. Compliance with OFAC. (i) Neither NFE nor any of its subsidiaries, nor to the knowledge of NFE and its subsidiaries after reasonable inquiry, any director, officer, employee or agent of NFE or any of its subsidiaries, is a Person that is, or is owned or controlled by one or more Persons that are: (A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury's Office of Foreign Assets Control ("OFAC"), the United Nations Security Council, the European Union, His Majesty's Treasury, or other relevant sanctions authority (collectively, "Sanctions"), or (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria); (ii) NFE and the Issuer will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person: (A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise); and (iii) for the past five years, NFE and its subsidiaries have not knowingly engaged in, and are not now knowingly engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions. dd. Rule 144A Eligibility. On the Closing Date, the New Notes will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and the Confidential Information Memorandum, as of its date, contains or will contain all the information that, if requested by a prospective purchaser of the New Notes, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act. ee. No Integration. Neither NFE nor any person acting on its behalf, has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the issuance and sale or exchange of New Securities in a manner that would require registration of the New Securities under the Securities Act. 15 ff. No General Solicitation or Directed Selling Efforts. Neither NFE nor any of its controlled affiliates or any other person acting on their behalf has (i) solicited offers for, or offered or sold, the New Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act, and all such persons have complied with the offering restrictions requirement of Regulation S. gg. Securities Laws Exemptions. Assuming the accuracy of the representations and warranties of each Investor and each other investor executing an Exchange/Subscription Agreement, (1) each of the exchange by NFE of the Exchanged Old Notes in the Exchange, the issuance of the Exchanged New Notes, the issuance and sale of the Purchased Notes and the issuance and delivery of the Commitment Fee Notes and the Commitment Fee Shares is exempt from the registration requirements of the Securities Act; and (2) the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended. hh. No Stabilization. Neither NFE nor any of its Subsidiaries has taken, directly or indirectly, any action designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of NFE or the Issuer in connection with the Refinancing Transactions. ii. Margin Rules. Neither the issuance, sale, exchange or delivery, as applicable, of the New Securities nor the application of the proceeds thereof by NFE or its Subsidiaries as described in the Confidential Information Memorandum will violate Regulation U or X of the Board of Governors of the Federal Reserve System. jj. Statistical and Market Data. The statistical and market-related data included in each of the Confidential Information Memorandum and the consolidated financial statements included in the Confidential Information Memorandum are based on or derived from sources that NFE believes to be reliable in all material respects and, to the extent required, NFE has obtained the written consent to the use of such data from such sources. kk. Rights-of-Way. NFE and each of its subsidiaries have such consents, easements, rights- of-way or licenses from any person ("rights-of-way") as are necessary to conduct their businesses in the manner described in the Confidential Information Memorandum, subject to such qualifications as may be set forth in the Confidential Information Memorandum and except for such rights-of-way the failure of which to have obtained would not have, individually or in the aggregate, an NFE Material Adverse Effect; NFE and its subsidiaries have fulfilled and performed all their material obligations with respect to such rights-of-way and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, termination and impairments that will not have an NFE Material Adverse Effect, subject in each case to such qualification as may be set forth in the Confidential Information Memorandum; and, except as described in the Confidential Information Memorandum, none of such rights-of-way contains any restriction that is materially burdensome to NFE and its subsidiaries, taken as a whole. ll. Issuance of Shares. The Commitment Fee Shares have been duly and validly authorized by NFE and, when issued pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. 16 mm. Listing and Maintenance Requirements. NFE’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and NFE has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has NFE received any notification that the Commission is contemplating terminating such registration. As of the date hereof, NFE’s Common Stock is listed on the Nasdaq Stock Market, and no event has occurred, and NFE is not aware of any event that is reasonably likely to occur, that would result in the Common Stock being delisted from the Nasdaq Stock Market. NFE is in compliance in all material respects with the listing and maintenance requirements for continued trading of the Common Stock on the Nasdaq Stock Market. nn. Solvency. As of the Closing Date, and after giving effect to the Refinancing Transactions, NFE, together with its subsidiaries, on a consolidated basis, is Solvent. 8. Representations and Warranties of the Investors. Each Investor hereby represents and warrants to and covenants with NFE, the Issuer and the Guarantor, that: a. [Reserved.] b. The Investor has all requisite corporate, limited partnership, limited liability company or other applicable entity power and authority to deliver, assign and transfer the Exchanged Old Notes to NFE in exchange for the Exchanged New Notes pursuant to this Agreement and to enter into this Agreement and perform all obligations required to be performed by the Investor hereunder. This Agreement, when executed and delivered, has been duly authorized, executed and delivered by the Investor and constitutes the valid and binding obligation of the Investor, enforceable in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity. If an investment manager is executing this Agreement on behalf of a managed account that is the Investor, such investment manager has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and, bind, such managed account to the terms of this Agreement. Exhibit A hereto is a true, correct and complete list of (A) the name of each Investor, (B) the principal amount of each Exchanging Holder’s Exchanged Old Notes, (C) the aggregate principal amount of Purchased New Notes each Subscriber agrees to purchase hereunder and (D) the principal amount of Commitment Fee Notes and Commitment Fee Shares, as applicable, each Investor hereby elects to receive in full satisfaction of NFE’s Commitment Fee obligations. c. Each Exchanging Holder participating in the Exchange is the beneficial owner of the Exchanged Old Notes or is the nominee, investment manager, or advisor for such beneficial owner. d. Participation by the Investor in the Refinancing Transactions will not contravene (1) any law, rule, regulation or governmental or judicial decrees, injunctions or orders binding on the Investor or any investment guideline or restriction applicable to the Investor, (2) the charter or bylaws (or equivalent organizational documents) of the Investor or (3) any agreement or instrument to which the Investor is a party or by which the Investor is bound. e. The Investor has received copies of the Transaction Documents. The Investor acknowledges that: (1) no person has been authorized to give any information or to make any representation concerning the Refinancing Transactions or NFE, the Issuer or any of

17 their subsidiaries, other than as contained in the Transaction Documents or in the information given by NFE’s or the Issuer’s duly authorized officers and employees in connection with the Investor’s examination of the Issuer, NFE and its subsidiaries and the terms of the Refinancing Transactions; and (2) none of the Issuer, NFE or its subsidiaries take any responsibility for, and cannot provide any assurance as to the reliability of, any other information that may have been provided to the Investor. f. The Investor understands and accepts that acquiring the New Securities in the Refinancing Transactions involves risks. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the New Securities or the fairness or suitability of the investment in the New Securities nor have such authorities passed upon or endorsed the merits of the Refinancing Transactions. The Investor has such knowledge, skill and experience in business, financial and investment matters that the Investor is capable of evaluating the merits and risks of the Refinancing Transactions and an investment in the New Securities. With the assistance of its own professional advisors (to the extent the Investor has deemed appropriate), the Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the New Securities and the consequences of the Refinancing Transactions and this Agreement. The Investor has considered the suitability of the New Securities as an investment in light of its own circumstances and financial condition, and the Investor is able to bear the risks associated with an investment in the New Securities. The Investor understands that it should consult with its own tax advisors in order to determine the U.S. federal, state, local and non-U.S. tax consequences of the Exchange (if participating in the Exchange) as well as the ownership and disposition of the New Securities, in light of the Investor's particular circumstances. g. The Investor confirms that it is not relying on any communication (written or oral) of NFE, the Issuer or the Guarantor or any of their respective agents or affiliates as investment advice or as a recommendation to participate in the Refinancing Transactions and receive the New Securities pursuant to the terms hereof. It is understood that information provided in the Transaction Documents, or by NFE, the Issuer or the Guarantor or any of their respective agents or affiliates, shall not be considered investment advice or a recommendation with respect to the Refinancing Transactions, and that none of NFE, the Issuer or the Guarantor or any of their respective agents or affiliates is acting or has acted as an advisor to the Investor in deciding whether to participate in the Refinancing Transactions. h. The Investor confirms that none of NFE, the Issuer or the Guarantor or any of their respective agents or affiliates has (1) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the New Securities; or (2) made any representation to the Investor regarding the legality of an investment in the New Securities under applicable investment guidelines, laws or regulations. In deciding to participate in the Refinancing Transactions, the Investor is not relying on the advice or recommendations of NFE, the Issuer or the Guarantor or any of their respective agents or affiliates, and the Investor has made its own independent decision that the investment in the New Securities is suitable and appropriate for the Investor. i. The Investor is a sophisticated participant in the transactions contemplated hereby and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the New Securities, is experienced in investing in capital markets and is able to bear the economic risk of an investment in the New Securities. The Investor is familiar with the business and financial condition and 18 operations of the Issuer, NFE and its subsidiaries and has conducted its own investigation of the Issuer, NFE and its subsidiaries and the New Securities and has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby. The Investor has had access to the Confidential Information Memorandum, as well as NFE’s filings with the Securities and Exchange Commission and such other information concerning the Issuer, NFE and its subsidiaries and the New Securities as it deems necessary to enable it to make an informed investment decision concerning the Refinancing Transactions. The Investor has been offered the opportunity to ask questions of NFE, the Issuer and their respective representatives and has received answers thereto as the Investor deems necessary to enable it to make an informed investment decision concerning the Refinancing Transactions and the New Securities. j. The Investor is either (A) an “Institutional Accredited Investor” as that term is defined in Rule 501(a)(1), (2), (3), or (7) of Regulation D, (B) a qualified institutional buyer as defined in Rule 144A(a) under the 1933 Act or (C) not a “U.S. person” within the meaning of Regulation S under the Securities Act and is acquiring the New Securities in an “offshore transaction” within the meaning of, and in reliance on, Regulation S under the Securities Act, and is acting for its own account and not as a fiduciary or agent for others. k. The Investor is not directly, or indirectly through one or more intermediaries, controlling or controlled by, or under direct or indirect common control with, NFE, the Issuer or the Guarantor and is not, and has not been for the immediately preceding three months, an “affiliate” (within the meaning of Rule 144 under the Securities Act) of NFE, the Issuer or the Guarantor. l. The Investor is acquiring the New Securities solely for the Investor’s own beneficial account, or for an account with respect to which the Investor exercises sole investment discretion, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the New Securities. The Investor understands that the issuance and exchange of the Exchanged New Securities, the issuance and sale of the Purchased New Securities and the issuance and delivery of the Commitment Fee Shares and the Commitment Fee Notes, as applicable, have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof that depend in part upon the investment intent of the Investor and the accuracy of the other representations made by the Investor in this Agreement. m. The Investor understands that NFE, the Issuer and the Guarantor are relying upon the representations and agreements contained in this Agreement for the purpose of determining whether the Investor’s participation in the Refinancing Transactions meets the requirements for certain exemptions under the Securities Act. n. The Investor acknowledges that the New Securities have not been registered under the Securities Act, that the New Securities may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, unless subsequently registered thereunder, as further described in the Indenture, and that, if in the future the Investor decides to resell, pledge or otherwise transfer any New Securities, those New Securities, absent an effective registration statement under the Securities Act, may only be resold, pledged or transferred pursuant to an applicable exemption from registration under the Securities Act in accordance with any applicable securities laws of the states and other jurisdictions of the United States, as set forth in the legend to be included on the New Securities. 19 o. The Investor acknowledges that the terms of the Refinancing Transactions have been mutually negotiated between the Investor, NFE, the Issuer and the Guarantor. The Investor was given a meaningful opportunity to negotiate the terms of the Refinancing Transactions. p. The Investor acknowledges that it did not become aware of the Refinancing Transactions through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act. q. The operations of the Investor have been conducted in material compliance with the rules and regulations administered or conducted by OFAC, the rules and regulations of the FCPA and the Anti-Money Laundering (“AML”) rules in the Bank Secrecy Act applicable to the Investor. 9. Conditions to Obligations of the Investors, NFE, the Issuer and the Guarantor. The obligations of each Investor to deliver the Exchanged Old Notes and the Cash Purchase Price, as applicable, and the obligation of NFE and the Issuer, as applicable, to deliver the New Securities to such Investor, and of the Guarantor to issue the Guarantee of the New Notes, are subject to the satisfaction or waiver at or prior to the Closing of the following conditions: a. that the representations and warranties of the Issuer, NFE, the Guarantor and such Investor, contained in Sections 6, 7 and 8, respectively, shall be true and correct as of the Closing in all material respects with the same effect as though such representations and warranties had been made as of the Closing; b. NFE shall have used commercially reasonable efforts to extend the maturity date of NFE’s Revolving Credit Facility (as defined in the Confidential Information Memorandum) in whole or in part to at least April 15, 2027; c. the New Notes shall be eligible for clearance and settlement through DTC; d. NFE shall have paid all fees and expenses due on the Closing Date to the Investors and their representatives consistent with the terms of the Transaction Support Agreement; e. prior to or substantially concurrently with the Closing (or such later date as is otherwise set forth in any Transaction Document), the execution by the Issuer, the Guarantor, NFE and any applicable Subsidiary of the Transaction Documents (other than such Transaction Documents to be executed post-Closing per their terms); f. except as otherwise contemplated by the Indenture, the Security Documents and the Intercompany Loan Documents, each document (including any Uniform Commercial Code financing statement) required by the Indenture, the Security Documents and the Intercompany Loan Documents, or under law or reasonably requested by the Investors, in each case, to be filed, registered or recorded, or delivered for filing on the Closing Date in order to create a lien intended to be created by the Indenture, the Security Documents or the Intercompany Loan Documents on the Closing Date (or such later date as is otherwise set forth in any Transaction Document), shall be in proper form for filing, registration or recordation; g. Orlando Figueroa shall have been validly appointed to the Issuer’s board of directors; h. a Funding Default, for which Replacement Funding is not obtained during the Replacement Period (each as described in the Transaction Support Agreement) shall not have occurred; 20 i. The Investors shall have received on and as of the Closing Date a certificate of an executive officer of NFE, the Issuer and the Guarantor, with specific knowledge about each party’s financial matters, in their respective capacities as such officers only, confirming that (i) such officers have carefully reviewed the Confidential Information Memorandum and, to the knowledge of such officers, the representations set forth in Sections 6(a) and 7(a) hereof are true and correct in all material respects, (ii) the other representations and warranties of NFE, the Issuer and the Guarantor in this Agreement are true and correct in all material respects, and (iii) that NFE, the Issuer and the Guarantor have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; j. NFE shall have received on and as of the Closing Date a certificate of an authorized person of each Investor, in their respective capacities as authorized persons only, (i) the representations and warranties of the Investor in this Agreement are true and correct in all material respects, and (ii) that the Investor has complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; k. The Investors shall have received on and as of the Closing Date written opinions of counsel addressed the Investors in form and substance reasonably satisfactory to the Investors; l. NFE shall have filed with the Nasdaq Global Select Market the listing of additional shares notification form for the Commitment Fee Shares; and m. no provision of any applicable law or any judgment, ruling, order, writ, injunction, award or decree of any governmental authority shall be in effect prohibiting or making illegal the consummation of the transactions contemplated by this Agreement.. 10. Covenants and Acknowledgments of NFE, the Issuer and the Guarantor. a. No Resales by the Issuer. During the period from the Closing Date to one year after the Closing Date, the Issuer will not, and will use reasonable best efforts not to permit any person that is an affiliate (as defined in Rule 144 under the Securities Act) of the Issuer at such time (or has been an affiliate within 90 days preceding such time), resell any of the New Notes that have been acquired by any of them, except for New Notes purchased by the Issuer or any of its affiliates and resold in a transaction registered under the Securities Act. b. No Integration. None of NFE, the Issuer or any person acting on their behalf will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the New Securities in a manner that would require registration of the New Securities under the Securities Act. c. No General Solicitation or Directed Selling Efforts. Neither the Issuer nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) or any other person acting on their behalf will (i) solicit offers for, or offer or sell, the New Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

21 d. No Stabilization. None of NFE, the Issuer or the Guarantor will take, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the New Securities. e. Security Interests. Subject to the terms of any applicable equal priority intercreditor agreement, NFE, the Issuer and the Guarantor (i) shall deliver, or shall cause to be delivered, to the applicable collateral agent (or its counsel), in proper form for filing, on or prior to the Closing Date (or such later date as is otherwise set forth in any Transaction Document), all filings required for such collateral agent to obtain a perfected security interest on the applicable Collateral as and to the extent contemplated by the Indenture, the Security Documents and the Intercompany Loan Documents and shall complete on or prior to the Closing Date (or such later date as is otherwise set forth in any Transaction Document) all filings and other actions required in connection with the perfection of security interests in the applicable Collateral as and to the extent contemplated by the Indenture, the Security Documents and the Intercompany Loan Documents and (ii) shall take, or cause to be taken, all actions necessary to maintain such security interests and to perfect security interests in any applicable Collateral acquired after the Closing Date in each case as and to the extent contemplated by the Indenture, the Security Documents and the Intercompany Loan Documents. f. Supplemental Indentures to Old Notes Indentures. To the extent NFE receives the consent of the requisite required holders under each of the indenture governing the 2026 Notes and the indenture governing the 2029 Notes, NFE shall promptly enter into a supplemental indenture to each such indenture in substantially the form set forth on Annex D hereto. g. Satisfaction and Discharge of 2025 Notes. Substantially concurrently with the Closing, NFE shall utilize certain of the proceeds received from the Series I, Tranche A Intercompany Loan (as defined in the Confidential Information Memorandum) to satisfy and discharge in full the indenture, dated as of September 20, 2020, among NFE, the guarantors from time to time party thereto and U.S. Bank Trust Company, National Association, as trustee and collateral agent, pursuant to which NFE issued its outstanding 6.750% Senior Secured Notes due 2025. h. Form D and Blue Sky. NFE agrees to timely file a Form D with respect to the Commitment Fee Shares if required under Regulation D and, upon request, to provide a copy thereof to the Investors which receive Commitment Fee Shares promptly after such filing. NFE shall, on or before the Closing Date, take such action as NFE shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Commitment Fee Shares for, transfer to such Investors at the Closing occurring on the Closing Date pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide promptly upon the request of any such Investor evidence of any such action so taken. NFE shall make all filings and reports relating to the offer and sale of the Commitment Fee Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date. i. Regulation M. None of NFE, its subsidiaries or its affiliates have taken or shall take any action prohibited by Regulation M under the Exchange Act, in connection with the offer, sale and delivery of the Commitment Fee Shares contemplated hereby. j. Commitment Fee Share Listing. To the extent required, NFE will cause the Common Stock issued to the Subscribers as Commitment Fee Shares to be approved for listing with Nasdaq in accordance with its listing standards. 22 k. Commitment Fee Share Registration Rights Agreement. In connection with the Commitment Fee Shares, NFE shall enter into the registration rights agreement in substantially the form set forth on Annex B hereto. 11. Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought. 12. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by NFE, the Issuer, the Guarantor or the Investors without the prior written consent of the other parties. 13. Taxation. a. The Issuer and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as may be required (as determined by the Issuer in good faith) to be deducted or withheld under applicable law. Without limiting the generality of the foregoing, in the event that the Exchanging Holder or Subscriber (i) is a “United States person” (as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), such Exchanging Holder or Subscriber, as applicable, shall deliver to the Issuer (or its designated agent), at least one (1) business day prior to Closing, an accurately completed and duly executed IRS Form W-9 (or any successor form) certifying that such Exchanging Holder or Subscriber, as applicable, is exempt from or otherwise not subject to backup withholding or (ii) is not a “United States person” (as defined in Section 7701(a)(30) of the Code), such Exchanging Holder or Subscriber, as applicable, shall deliver to the Issuer (or its designated agent), at least one (1) business day prior to Closing, either (A) in the case of such an Exchanging Holder or Subscriber, as applicable, which is the beneficial owner of the Exchanged New Notes, in the case of an Exchanging Holder, or the Purchased New Notes, in the case of a Subscriber, an accurately completed and duly executed IRS Form W-8BEN or W-8BEN- E, as applicable (or any successor form), establishing an exemption from withholding under Sections 1471 to 1474 of the Code and either (x) properly establishing an exemption from or reduction in U.S. federal withholding under the “interest” provision of a tax treaty with the United States or (y) together with a Form of Tax Certificate, substantially in the form of Exhibit C-1 or (B) in the case of such a Exchanging Holder or Subscriber, as applicable, which is not the beneficial owner of the Exchanged New Notes, in the case of an Exchanging Holder, or the Purchased New Notes, in the case of a Subscriber, (x) an accurately completed and duly executed IRS Form W-8IMY (or any successor form) accompanied by one of the following forms from each of its partners/members: (a) an IRS Form W-9 (or any successor form), or (b) an IRS Form W- 8BEN or IRS Form W-8BEN-E, as applicable (or any successor form), establishing an exemption from withholding under Sections 1471 to 1474 of the Code and properly establishing an exemption from or reduction in U.S. federal withholding under the “interest” provision of a tax treaty with the United States (or else such partner/member shall have provided a Form of Tax Certificate, substantially in the form of Exhibit C-2 (or, if such partner/member is not the beneficial owner of the Exchanged New Notes, in the case of an Exchanging Holder, or the Purchased New Notes, in the case of a Subscriber, an IRS Form W-8IMY (or any successor form) together with the foregoing from each of its partners/members)). To the extent any amounts are withheld and remitted to the appropriate taxing authority (including, for the avoidance of doubt, due to the failure of an Exchanging Holder or Subscriber, as applicable, to comply with the obligations set forth in this Section 13(a)), such amounts shall be treated for all purposes of this Agreement as having been paid to the Exchanging Holder or Subscriber, as applicable, to whom such amounts otherwise would have been paid. Any forms, certificates and other documents required to be delivered to the Issuer pursuant to this Section 13(a) shall be 23 delivered in accordance with Section 21; provided that such communication shall be made via electronic mail. b. Tax Treatment. The parties agree that, for U.S. federal income tax purposes, (i) with respect to each Subscriber electing to receive Commitment Fee Shares, its Subscription shall be treated as the issuance of New Notes and Commitment Fee Shares in exchange for the applicable Cash Purchase Price; (ii) with respect to each Subscriber electing to receive Commitment Fee Notes, its Subscription shall be treated as the issuance of New Notes (including the Commitment Fee Notes) in exchange for the applicable Cash Purchase Price; (iii) with respect to each Exchanging Holder electing to receive Commitment Fee Shares, its Exchange shall be treated as the issuance of New Notes and Commitment Fee Shares in exchange for the applicable Old Notes; and (iv) with respect to each Exchanging Holder electing to receive Commitment Fee Notes, its Exchange shall be treated as the issuance of New Notes (including the Commitment Fee Notes) in exchange for the applicable Old Notes. The Issuer shall, and shall cause its agents to, report consistently with, and take no positions or actions inconsistent with, the foregoing treatment unless otherwise required by a “determination” within the meaning of Section 1313(a) of the Code (or any analogous provision of state, local or non-U.S. applicable Law). The Issuer shall, as soon as reasonably practicable following the Closing, provide to each Investor with the Issuer’s determination of any information reasonably necessary for such Investor’s tax reporting with respect to the Refinancing Transactions and the New Notes, including the Issuer’s determination of the “issue price” (within the meaning of Section 1273(b) of the Code) of the New Notes and the allocation of consideration among New Securities; provided, for the avoidance of doubt, all of the New Notes will be treated as part of the same “issue” (pursuant to Section 1.1275-1(f) of the U.S. Treasury regulations promulgated under the Code) and will have the same “issue price” (within the meaning of Section 1273(b) of the Code). 14. Waiver of Jury Trial. EACH OF NFE, THE ISSUER, THE GUARANTOR AND THE INVESTORS IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS EXCHANGE/SUBSCRIPTION AGREEMENT. 15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. 16. Submission to Jurisdiction. Each of NFE, the Issuer, the Guarantor and the Investors (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York; (b) waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding. Each of NFE, the Issuer, the Guarantor and the Investors agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. 17. Venue. Each of NFE, the Issuer, the Guarantor and the Investors irrevocably and unconditionally waive, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 16. NFE, the Issuer, the Guarantor and the Investors irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. 24 18. Service of Process. Each of NFE, the Issuer, the Guarantor and the Investors irrevocably consent to service of process in the manner provided for notices in Section 21. Nothing in this Exchange/Subscription Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. 19. Section and Other Headings. The section and other headings contained in this Exchange/Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Exchange/Subscription Agreement. 20. Counterparts. This Agreement may be executed, either manually or by way of a digital signature provided by DocuSign (or similar digital signature provider), by one or more of the parties hereto in any number of separate counterparts (including by facsimile or other electronic means, including telecopy, email or otherwise), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Exchange/Subscription Agreement (whether executed manually or by way of a digital signature as described herein this Section 20) by facsimile or other transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof. 21. Notices. All notices and other communications to NFE, the Issuer, the Guarantor and the Investors provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by electronic mail or registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other): If to the Issuer: NFE Financing LLC c/o New Fortress Energy Inc. 111 West 19th Street, 8th Floor New York, NY 10011 Attention: Cameron MacDougall Email: cmacdougall@fortress.com If to NFE: New Fortress Energy Inc. 111 West 19th Street, 8th Floor New York, NY 10011 Attention: Cameron MacDougall Email: cmacdougall@fortress.com If to the Guarantor: Bradford County Real Estate Partners LLC c/o New Fortress Energy Inc. 111 West 19th Street, 8th Floor New York, NY 10011 Attention: Cameron MacDougall Email: cmacdougall@fortress.com In each case, with a copy to: Skadden, Arps, Slate, Meagher & Flom LLP One Manhattan West New York, New York 10001 Attention: Michael Schwartz Email: michael.schwartz@skadden.com

25 If to any Investor: Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York, New York 10019 Attention: Sung Pak, Andrew Rosenberg and Adam Longenbach Email: spak@paulweiss.com; arosenberg@paulweiss.com; alongenbach@paulweiss.com 22. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act; (b) the term "business day" means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder; (d) the term "written communication" has the meaning set forth in Rule 405 under the Securities Act; (e) the term “subsidiary” shall mean, with respect to any Person: (1) any corporation, association or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50.0% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person or a combination thereof; and (2) any partnership, joint venture, limited liability company or similar entity of which (a) more than 50.0% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise, and (b) such Person or any subsidiary of such Person is a controlling general partner or otherwise controls such entity; (f) the term “Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or any other entity and (g) “Subsidiaries” shall refer to the subsidiaries that will guarantee the NFE Intercompany Loans (as defined in the Confidential Information Memorandum), together with the Issuer and the Guarantor, and each of the Subsidiaries shall be a “Subsidiary”. 23. Binding Effect. The provisions of this Exchange/Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. 24. Notification of Changes. Each of NFE, the Issuer, the Guarantor and the Investors hereby covenant and agree to notify the other parties to this Agreement upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant made by such notifying party contained in this Agreement to be false or incorrect in any material respect. 25. Severability. If any term or provision (in whole or in part) of this Exchange/Subscription Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Exchange/Subscription Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. 26. Entire Agreement; Amendments; Waivers. This Agreement supersedes all other prior oral or written agreements among NFE, the Issuer, the Guarantor and the Investors, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties hereto with respect to the matters covered herein and therein. No provision of this Agreement may be waived, modified, supplemented or amended other than by an instrument in writing signed by NFE, the Issuer, the Guarantor and the Investors. No failure or delay on the part of a party in either exercising or enforcing any right under this Agreement shall operate as a waiver of, or impair, any such right. No single or partial exercise or enforcement of any such right shall 26 preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right. No waiver of any such right shall be deemed a waiver of any other right. [Signature Pages Follow] [Signature Page to Exchange/Subscription Agreement] IN WITNESS WHEREOF, the undersigned Investor has executed this Exchange/Subscription Agreement as of the date first written above. [Investor]: By Name: Title: Legal Name: [Signature Page to Exchange/Subscription Agreement] ACCEPTED AND AGREED: NFE Financing LLC By Name: Christopher Guinta Title: Director New Fortress Energy Inc. By Name: Christopher Guinta Title: Chief Financial Officer Bradford County Real Estate Partners LLC By Name: Christopher Guinta Title: Chief Financial Officer Docusign Envelope ID: 81E7D726-B017-4313-8BE0-88D614C26054

ANNEX A: FORM OF INDENTURE ANNEX B: FORM OF REGISTRATION RIGHTS AGREEMENT ANNEX C: CONFIDENTIAL INFORMATION MEMORANDUM ANNEX D: FORM OF SUPPLEMENTAL INDENTURE

EXHIBIT A [Holder Allocation Spreadsheet] EXHIBIT B TO THE EXCHANGE/SUBSCRIPTION AGREEMENT NOTICE OF EXCHANGE/SUBSCRIPTION PROCEDURES Attached are Exchange/Subscription Procedures for the settlement of the exchange and/or subscription for the New Notes pursuant to the Exchange/Subscription Agreement. To ensure timely settlement, please follow the instructions for exchanging your Old Notes (if applicable) and/or subscribing for New Notes (if applicable) as set forth on the following page. These instructions supersede any prior instructions you received. Your failure to comply with the attached instructions may delay your receipt of the New Notes. Thank you. EXHIBIT C-1 TO THE EXCHANGE/SUBSCRIPTION AGREEMENT FORM OF TAX CERTIFICATE (For Non-U.S. Holders that are not Partnerships for U.S. Federal Income Tax Purposes) Reference is made to the Exchange/Subscription Agreement, dated as of November 6, 2024, by and among [______________________], New Fortress Energy, Inc. (“NFE”), a Delaware corporation, and NFE Financing LLC (the “Issuer”), a Delaware limited liability company (as it may be amended, supplemented or otherwise modified, the “Agreement”). Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. [______________________] (the “Non-U.S. Holder”) is providing this certificate pursuant to Section 13 of the Agreement. The Non-U.S. Holder hereby represents and warrants that: 1. The Non-U.S. Holder is not a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), is the sole record and beneficial owner of the New Notes in respect of which it is providing this certificate and has furnished the Issuer with a certificate of its non-United States person status on a duly completed and executed IRS Form W-8BEN or W-8BEN-E, as applicable. 2. The Non-U.S. Holder is not a “bank” for purposes of Section 881(c)(3)(A) of the Code. In this regard, the Non-U.S. Holder further represents and warrants that: (a) the Non-U.S. Holder is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and (b) the Non-U.S. Holder has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements. 3. The Non-U.S. Holder is not a “10-percent shareholder” of the Issuer within the meaning of Section 881(c)(3)(B) of the Code. 4. The Non-U.S. Holder is not a “controlled foreign corporation” related to the Issuer within the meaning of Section 881(c)(3)(C) of the Code. 5. No payments in connection with any New Note are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States. 6. The Non-U.S. Holder’s office address is [ ]. 7. The Non-U.S. Holder shall promptly notify the Issuer in writing in accordance with the Agreement and deliver promptly to the Issuer an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Issuer) if any of the representations and warranties made herein are no longer true and correct. The Non-U.S. Holder shall have at all times furnished the Issuer with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the Non-U.S. Holder or in either of the two calendar years preceding such payments and at such times as are reasonably requested by the Issuer. IN WITNESS WHEREOF, the undersigned has duly executed this certificate. [NAME OF NON-U.S. HOLDER] By:_______________________________ Name: Title: Date:____________________, ________

EXHIBIT C-2 TO THE EXCHANGE/SUBSCRIPTION AGREEMENT FORM OF TAX CERTIFICATE (For Non-U.S. Holders that are Partnerships for U.S. Federal Income Tax Purposes) Reference is made to the Exchange/Subscription Agreement, dated as of November 6, 2024, by and among [______________________], New Fortress Energy, Inc. (“NFE”), a Delaware corporation, and NFE Financing LLC (the “Issuer”), a Delaware limited liability company (as it may be amended, supplemented or otherwise modified, the “Agreement”). Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. [______________________] (the “Non-U.S. Holder”) is providing this certificate pursuant to Section 13 of the Agreement. The Non-U.S. Holder hereby represents and warrants that: 1. The Non-U.S. Holder is not a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), is the sole record owner of the New Notes in respect of which it is providing this certificate and its direct or indirect partners/members are the sole beneficial owners of such New Notes, and the Non-U.S. Holder has furnished the Issuer with a duly completed and executed IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) a duly completed and executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable or (ii) a duly completed and executed IRS Form W-8IMY accompanied by a duly completed and executed IRS Form W-8BEN or IRS Form W- 8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. 2. Neither the Non-U.S. Holder nor any of its direct or indirect partners/members is a “bank” for purposes of Section 881(c)(3)(A) of the Code. In this regard, the Non-U.S. Holder further represents and warrants that: (a) neither the Non-U.S. Holder nor any of its direct or indirect partners/members are subject to regulatory or other legal requirements as a bank in any jurisdiction; and (b) neither the Non-U.S. Holder nor any of its direct or indirect partners/members has been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements. 3. None of its direct or indirect partners/members is a “10-percent shareholder” of the Issuer within the meaning of Section 881(c)(3)(B) of the Code. 4. None of its direct or indirect partners/members is a “controlled foreign corporation” related to the Issuer within the meaning of Section 881(c)(3)(C) of the Code. 5. No payments in connection with any New Note are effectively connected with the Non-U.S. Holder’s or any of its direct or indirect partner’s/member’s conduct of a trade or business in the United States. 6. The Non-U.S. Holder’s office address is [ ]. 7. The Non-U.S. Holder shall promptly notify the Issuer in writing in accordance with the Agreement and deliver promptly to the Issuer an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Issuer) if any of the representations and warranties made herein are no longer true and correct. The Non-U.S. Holder shall have at all times furnished the Issuer with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the Non-U.S. Holder or in either of the two calendar years preceding such payments and at such times as are reasonably requested by the Issuer. IN WITNESS WHEREOF, the undersigned has duly executed this certificate. [NAME OF NON-U.S. HOLDER] By:_______________________________ Name: Title: Date:____________________, ________